APPLICATION FOR TRANSFER OF UNITS(1)

OF

JCM PARTNERS, LLC

(1) As used herein, “Units” mean Units of any class and Preferred Units of any series.

APPLICATION FOR TRANSFER, PART A

Transferor’s (Seller’s) Application for Transfer – Part A, Section 1
To: JCM Partners, LLC		Transaction Reference Number:
P.O. Box 3000
Concord, CA 94522-3000
Attn: Shareholder Services
(OPTIONAL-SEE INSTRUCTION 2)
Transfer fee: N/C {r}
The transferor hereby makes application to transfer and assign, subject to the Company’s rights, to the transferee all rights and interests, as set forth in the limited liability company below and for the transferee to succeed to such interest as a Substitute Member, successor in interest, or assignee.
JCM PARTNERS, LLC						FUND 1

FULL NAME OF LIMITED LIABILITY COMPANY
			Quantity		Optional
			Must be completed.		Number of units
Complete ID Information:			Number of units to be		to be held after
complete at least one of the following (see Instruction 3).			transferred:		transfer:
LLC ID#:	943364323
Registration Information:
Indicate exactly as shown on Company records (see instruction 4.)
Membership interests are currently registered as follows:
NAME OF TRANSFEROR
Tax Identification Information
complete applicable sections (see instruction 5)
ADDRESS OF RECORD		Social Security or Tax ID#:
TELEPHONE		Custodian/Trustee Tax ID#:
Broker/Dealer (OPTIONAL)
NAME OF FIRM		REGISTERED REPRESENTATIVE
ADDRESS		TELEPHONE
CLIENT ACCOUNT NUMBER
WIRE CODE (OPTIONAL)
1
Transferor’s (Seller’s) Application for Transfer – Part A, Section 1 (cont’d)

Certification
The transferor hereby certifies and represents possession of valid title and all requisite power to assign such interests and that assignment is in accordance with applicable laws and regulations and further certifies, under penalty of law, the following:
Reason for Transfer:
(Check one) For certain types of transfer additional documentation may be required.
______ Re-registration (Change of name, individual to trust, etc.)
______ Divorce ______ Gift
______ Sale (Indicate Amount of Consideration): ____________________________
______ Death (Indicate Fair Market Value): __________________________________
______ Other (Please specify): _____________________________________________
Transferor Information (Check as many as apply)
I am not an officer or manager of the Company, and I am not related to (whether by blood or marriage), or have any ownership interest in, any officer, manager, or member of the
Company.
- OR -
I am an officer of the Company.
I am a manager of the Company.
I have the following relationship with _________, an officer, manager, or member of the Company (describe):
Signature Execution:
Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Company Records (see instruction 7)
Transferor’s Signature:				Date:
Co-Transferor’s Signature:				Date:
If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information.
Name(s):		Capacity: (Full Title)
Medallion Signature Guarantee
The signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

Instructions for Proposed Transferor (Seller) – Part A

1. TRANSFER FORMS. To effect the requested transfer both transferor and transferee forms must be submitted together with Part B of the Application for Transfer.
2. TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to Internal records tracking system(s).
3. COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.
4. REGISTRATION. Indicate the exact name of registrant and include any custodial information. If a Custodial Account, address of record should be that of the custodian/trustee.
5. TAX INFORMATION. If a Custodial Account, Custodian/Trustee’s and client’s tax numbers should be completed.
6. MEMBER ID NUMBER. This is the account number established at the Company. It may be obtained from the
Registration Confirmation Form.
7. SIGNATURE EXECUTION. The signature must correspond with the name of the registered holder exactly as it appears on the Company records. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together
with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above.

2

Transferee’s (Buyer’s) Application For Transfer – Part A, Section 2
To: JCM Partners, LLC P.O. Box 3000
Concord, CA 94522-3000
Attn: Shareholder Services						Transaction Reference Number:

(OPTIONAL, SEE INSTRUCTION 2)
The transferee hereby makes application to accept, subject to the Company’s rights, from the transferor, all rights and interests, as set forth in the limited liability company below, and intends to succeed the transferor as a Substitute Member or

Assignee and agrees to accept all the terms and conditions of the Company agreement and related documents.
JCM PARTNERS, LLC

FULL NAME OF LIMITED LIABILITY COMPANY
Company ID Information:
Complete at least one of the following (see Instruction 3)					Quantity:
LLC Tax ID#:		943364323			Complete both:	Do You Already
					Number of units to	own Units
					be acquired	(check one)
					_____________________		Yes ________ No _________
Registration Type:
As you want it to appear in the Company record, for certain types of registration additional documentation may be required (check one).
Taxable Transferee:
	Individual			Trust			Community Property
	Joint Tenants With Right of Survivorship			Estate			Taxable Employee
Plan
	Tenants in Common			Partnership			Other
	Tenants in Entirety			Uniform Gift/Trust to Minors Act
	Corporation		State of	—

Tax Deferred/Exempt Transferee:

IRA Account	Tax Exempt Trust	Tax Exempt Employee Plan

SEP-IRA Account	Pension Plan	Money Purchase Pension Plan

Keogh	Profit Sharing Plan	Tax Exempt Under IRC501(c)(3)

Direct Transfer Rollover to IRA

Registration Information:
Account name and address as it is to appear on registration.
Membership interests are to be registered as follows:

NAME OF TRANSFEREE(S)

COUNTY OF RESIDENCE

ADDRESS	STATE OF RESIDENCE

TELEPHONE	CUSTODIAL ACCOUNT # (OPTIONAL)

(Check One:)      U.S. Citizen      Resident Alien      Non-Resident Alien 3

Transferee’s (Buyer’s) Application For Transfer – Part A, Section 2 (cont’d)

Secondary Address Information:
If custodial account, indicate investor’s mailing address. If other than custodial account, this address may be used for distribution and other purposes.

Tax Identification Information

Complete applicable sections (see instruction 5)

Social Security or Tax ID#:

Custodian/Trustee Tax ID#:

Broker/Dealer (OPTIONAL) Registered Representative:	Telephone:

Client Account Number:

ADDRESS	Wire Code (optional):

Certification: (see instruction 6). The transferee certifies, under penalty of law, as to the accuracy of the information contained herein and grants the following durable Power of Attorney: The undersigned hereby irrevocably makes, constitutes and appoints the Secretary of the Company with full power of substitution, his true and lawful attorney-in-fact, for him and his name, place and stead and for his use and benefit to execute and acknowledge and, to the extent necessary, to file and record: (a) the Limited Liability Company Agreement, as well as amendments thereto, under the laws of the applicable State and under the laws of any other state in which the Secretary of the Company deems it advisable to file such a certificate; (b) Any other instrument which may be required to be filed by the Company under the laws of any state or by any governmental agency, or which the Secretary of the Company deems it advisable to file; and (c) Any documents which may be required to effect the continuation of the Company, the admission of an additional or substituted Member or the dissolution and termination of the Company, provided such continuation, admission or dissolution and termination are in accordance with the terms of the Limited Liability Company Agreement.

Signature Execution: (see instruction 7). The foregoing grant of authority: (a) Is a Special Power of Attorney coupled with an Interest, is irrevocable and shall survive and not be affected by the subsequent death, incapacity or disability of the undersigned: (b) May be executed by the Secretary of the Company for each Member by a facsimile signature of one of the officers or with a single signature of one of its officers; (c) Shall be retained by the Secretary of the Company; and (d) Shall survive the delivery of any assignment by a Member of the whole or any portion of his Interest in the Company; except that where the transferee thereof has been approved by the Secretary of the Company for admission to the Company as a substituted Member, the Power of Attorney shall survive the delivery of such assignment for the sole purpose of enabling the Secretary of the Company to execute, acknowledge and file any instrument necessary to effect such substitution. In the event of any conflict between the provision of the Limited Liability Company Agreement and any document executed or filed by the Secretary of the Company pursuant to the power of attorney granted herein, the Limited Liability Company Agreement shall govern.

TRANSFEREE’S SIGNATURE	DATE

CO-TRANSFEREE’S SIGNATURE	DATE

Must be signed by the transferee as indicated in the registration section of this form. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation, or another acting in a fiduciary or representative capacity, please indicate capacity.

Medallion Signature Guarantee:

Signature must be guaranteed by a member of an approved Signature Guarantee Medallion Program.

Instructions for Proposed Transferee (Buyer) — Part A
1. TRANSFER FORMS. To effect the requested transfer, both transferee and transferor forms must be submitted together with Part B of the Application for Transfer.
2. TRANSACTION REFERENCE NUMBER. The use of this space is optional. The number placed in this space shall be internally generated by a broker or agreed upon by two or more brokers and shall correspond to internal records tracking system(s).
3. COMPANY IDENTIFICATION. Limited Liability Company Tax ID is provided.
4. REGISTRATION. Include any custodial information. If a Custodial account, address of record shall be that of the Custodian/Trustee.
5. TAX INFORMATION. If a Custodial Account, Custodian/Trustee’s and investor’s tax numbers should be completed. If individual, only Social Security number is required.
6. CERTIFICATION. If a Custodial/Trustee account, indicate name of Custodian/Trustee and Beneficial Owner.
7. SIGNATURE EXECUTION. Transferee(s) must sign their names exactly as they appear in the Registration section. Persons who sign as a representative or other fiduciary capacity must indicate their capacity when signing and, unless waived by the Company or its agent in its sole discretion, must present satisfactory evidence of their authority to so act.

This Form, Part A of the Application for Transfer, together
with Part B of the Application for Transfer, should be
returned directly to the Company at the address set forth above. 4

APPLICATION FOR TRANSFER, PART B
Relating to Certain Restrictions
on Transfer of Units of JCM Partners, LLC
and
Relating to Repayment of Member FTB Advances (as defined below)
to certain holders of Units of JCM Partners, LLC

To:	JCM Partners, LLC
P.O. Box 3000
Concord, California 94522-3000
Attention: Shareholder Services

Application For Transfer – Part B, Section 1 (applicable to all transfers)

This Form constitutes Form B of the Application for Transfer of Units or Preferred Units of JCM Partners, LLC (“the Company”). The Application for Transfer consists of two parts, Part A and Part B, which taken together, upon proper execution by both the proposed Transferor (“Proposed Transferor”) and the proposed Transferee (“Proposed Transferee”), constitute a complete Application for Transfer. Both forms should be sent to the Company at the above address.

Unless otherwise noted, all capitalized terms used in the following paragraphs shall have the meanings set forth in the Company’s Amended and Restated Limited Liability Company Agreement, including any further amendments or restatements thereto (the “Agreement”) or as set forth in Exhibit A to Part B of this Application. Execution of this Application by both the Proposed Transferor and the Proposed Transferee is a prerequisite to the Company’s recognition of the validity of any transfer of its Units or Preferred Units.

Proposed Transferor and Proposed Transferee understand and agree that any purported transfer made pursuant to Part A and Part B of this Application for Transfer is subject to restrictions (“the Current Transfer Restrictions”) originally adopted by the Board of Managers of the Company pursuant to its authority under the Agreement and the Company’s Bylaws and subsequently approved by the Members as set forth in Section 6.3 of the Agreement. Such Current Transfer Restrictions, incorporated herein and attached hereto as Exhibit A, are set forth in Article VI of the Company’s Bylaws. Among other items, such restrictions include provisions requiring that:

1. With certain exceptions, no transfer of membership interests shall be effective or recognized by the Company, no Transfer shall be registered by the Company, and no Proposed Transferee shall be considered a Transferee or an Assignee under the terms of the Agreement or have the right to seek admission as a Substituted Member prior to the end of the thirtieth (30th) day following the Company’s receipt of both Part A and Part B of this Application for Transfer, fully completed, duly executed, and in a form satisfactory to the Company; and

2. No Person may acquire, by any means, Units or Preferred Units of the Company if, as a result of such acquisition, such Person would become the Beneficial Owner of ten (10) percent or more of the Outstanding Units and Preferred Units of the Company.

Proposed Transferor and Proposed Transferee agree to be bound by and to comply with such Transfer Restrictions in connection with this proposal for transfer of Units or Preferred Units. Proposed Transferee further agrees to comply with such Transfer Restrictions in the future. Proposed Transferee hereby certifies, represents and warrants that Proposed Transferee does not Beneficially Own, and is not acquiring Beneficial Ownership of, other Units and Preferred Units which, when added to the Units and Preferred Units to which this Transfer Application relates, equal or exceed ten (10) percent of the Company’s outstanding Units and Preferred Units. Proposed Transferor and Proposed Transferee further agree promptly to provide the Company with any information that the Company requests in order to determine whether the Transfer Restrictions have been or would be violated.

Proposed Transferor and Proposed Transferee further agree that their execution below constitutes an amendment to their contract of sale and purchase of the Company’s Units or Preferred Units (“Contract”) in that the acceptance by Proposed Transferor and Proposed Transferee of the Transfer Restrictions shall be incorporated into the Contract as conditions prerequisite to any contractual obligation to sell or purchase such Units or Preferred Units as if fully set forth therein. Proposed Transferor and Proposed Transferee accordingly agree that should the Contract be inconsistent with the Transfer Restrictions in any respect, the Contract shall be deemed amended to the extent necessary to remedy such inconsistency.

Applications for Transfer that do not include this Part B, executed below by both Proposed Transferor and Proposed Transferee, shall not be accepted by the Company, and no purported transfer shall be effective or shall be recognized or registered by the Company.

Mark the appropriate boxes if applicable:

•	Transfer has been effected by will or last testament or by operation of laws relating to descent and distribution.

•	Proposed Transferor is a tax-exempt entity under federal and relevant state law.

Application For Transfer – Part B, Section 2 (applicable if one of the boxes below is checked)

• •	Non-resident non-consenting member Non-resident consenting member with California source income in excess of $1,500

Proposed Transferor and Proposed Transferee understand and agree that any purported transfer made pursuant to this Application for Transfer is subject to the Transferor having repaid to the Company all Member FTB Advances made by the Company to the Transferor related to any Units or Preferred Units owned by the Transferor. As used herein, a “Member FTB Advance” means any payments made by the Company to the California Franchise Board on behalf of the Transferor related to income taxes associated with the California source income of the Company’s California non-resident Members. The amount of the Member FTB Advances owed by the Transferor to the Company as of      is $     . The Company will acknowledge having received repayment of the Member FTB Advances and return any refund due to the Transferor on or about the effective date of the transfer.

The Transferee of the Units or Preferred Units that are the subject of this Application of Transfer shall take such Units or Preferred Units free from any claim by the Company related to any Member FTB Advances made by the Company to the Transferor.

Each of the undersigned Proposed Transferor or Proposed Transferee, as applicable, certify, under penalty of law, that the undersigned has read and understood the foregoing, that all information the undersigned has provided herein is accurate, and that the undersigned’s execution below demonstrates the undersigned’s agreement as set forth above.

PROPOSED TRANSFEROR:

Print Legal Name

Signature of Owner	Date

Signature of Co-Owner	Date

If signature of Proposed Transferor is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Print Name	Capacity

Print Name	Capacity

PROPOSED TRANSFEREE:

Print Legal Name

Signature of Owner	Date

Signature of Co-Owner	Date

If signature of Proposed Transferee is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in fact, agent(s), officer(s) of a corporation or other entity, or a person otherwise acting in a fiduciary or representative capacity, please provide the following:

Print Name	Capacity

Print Name	Capacity

This Form, Part B of the Application for Transfer, together
with Part A of the Application for Transfer, should be
returned directly to the Company at the address set forth above.
JCM PARTNERS, LLC
Restrictions on Transfer of Membership Interests
Originally Adopted by Resolutions of the
Board of Managers dated November 9, 2001,
subsequently approved by the Members as set forth in
Section 6.3 of the Limited Liability Company Agreement and
set forth in Article VI of the Bylaws

A.	Unless waived in an individual case by the Company for good cause shown, no Transfer Application shall be deemed received by the Company or by its Transfer Agent prior to the close of business on the thirtieth (30th) calendar day following the Company’s receipt of all parts of a Transfer Application, fully completed, duly executed by the parties thereto and in a form satisfactory to the Company. Until that time, no event which is deemed by the Agreement or the Bylaws to occur upon the Company’s receipt of such a Transfer Application shall be deemed to have occurred. By way of illustration, and not of limitation, the proposed Transferee shall not be considered a Transferee or Assignee, and shall not have the right to seek admission as a Substituted Member, prior to that date. Moreover, no Transfer shall be effective as between the proposed Transferor and the proposed Transferee prior to that date. In connection with any Transfer Application, the Transferor and Transferee shall promptly provide such additional information as the Company may request. The Company shall not recognize or register any Transfer that fails to comply with the foregoing requirements, nor shall the Company forward any part of the Transfer Application to the Company’s Transfer Agent for registration of the Transfer. This Paragraph A shall not be applicable to any Transfer effected by will or last testament or by the laws of descent and distribution, and this Paragraph A shall not apply to any Transfer as to which the proposed Transferor is a tax-exempt entity; provided that the other provisions of this resolution shall be fully applicable in the case of such proposed Transfers.

B.	Except as may be authorized by the Board of Managers prior to a Transfer, by vote of a majority of the Managers then holding office, no Person may acquire, by any means, Beneficial Ownership (as defined below) of any Unit or Preferred Unit if, as a result of such acquisition, such Person would become the Beneficial Owner (as so defined) of ten (10) percent or more of the outstanding Units and Preferred Units of the Company (the “Ownership Limit”). Notwithstanding the foregoing, no Person shall be deemed to have exceeded the Ownership Limit as the result of an acquisition of Units or Preferred Units by the Company which, by reducing the number of Units or Preferred Units outstanding, increases the proportionate number of Units and Preferred Units beneficially owned by such Person to 10% or more of the Units and Preferred Units then outstanding; provided, however, that, if a Person shall become the Beneficial Owner of 10% or more of the Units and Preferred Units then outstanding by reason of Unit and Preferred Units purchases by the Company and shall, after such Unit and Preferred Units purchases by the Company, become the Beneficial Owner of any additional Units and Preferred Units, then such Person shall be deemed to have exceeded the Ownership Limit by the amount of such additional purchase.

A Person shall be deemed the “Beneficial Owner” of, and shall be deemed to “Beneficially Own,” any Units or Preferred Units:

1.	which such Person or any of such Person’s Affiliates or Associates (as such terms are defined below) Beneficially Owns, directly or indirectly; or

2. which such Person or any of such Persons’ Affiliates or Associates has

(A)	the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights, warrants or options, or otherwise; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own,” Units or Preferred Units tendered pursuant to a tender or exchange offer made on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered Units or Preferred Units are accepted for purchase or exchange; or

(B)	the right to vote or to have voted pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the “Beneficial Owner” of, or to “Beneficially Own” any Units or Preferred Units if the agreement, arrangement or understanding to vote such Unit or Preferred Unit (1) consists solely of a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (2) is not then reportable pursuant to Section 13(d) under the Exchange Act (or any comparable or successor provision); or

3.	which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso in clause (B) of the preceding paragraph B.2.) or disposing of any Units or Preferred Units of the Company.

“Affiliate” shall have the meaning set forth in the Agreement, and “Associate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this resolution.

C.	Any Transfer that would result in a violation of the Ownership Limit shall be void ab initio as to the Transfer of such number of Units and Preferred Units that would cause the violation of the Ownership Limit, and the proposed Transferee (the “Disqualified Holder”) shall acquire no rights in such Units and Preferred Units. If the foregoing Transfer Restriction shall be determined by a court having jurisdiction to do so to be beyond the power of the Board to effectuate or invalid, prohibited or unenforceable for any other reason, then upon any event that results in a violation of the Ownership Limit, the Units and Preferred Units in excess of the Ownership Limit shall be deemed to have been transferred to the Company or its designee, not as beneficial owner but in trust (the “Trust”) and as trustee for the exclusive benefit of such Disqualified Holder and the beneficiary or beneficiaries to whom an interest in such Trust may later be transferred.

1.	The Disqualified Holder shall retain the right to receive allocations and distributions with respect to Units and Preferred Units held in the Trust in accordance with the terms of the Agreement, and for all tax purposes including the allocation of gain and losses with respect to the Units and Preferred Units, the Disqualified Holder will be treated as the Beneficial Owner of such Units and Preferred Units, except that such Disqualified Holder shall not be accorded any voting rights with respect to the Units and Preferred Units. Instead, Units and Preferred Units held in the Trust shall be voted solely by the trustee of the Trust. The trustee shall cast such votes for or against any proposition on which Unit Holders are entitled to vote (or, as to elections, in favor of each nominee) in the same proportion as all other Units or Preferred Units which are voted on such matters are voted.

2.	The Disqualified Holder may designate a beneficiary of an interest of Units and Preferred Units held in Trust (representing a specified number of Units or Preferred Units held by the Trust), if those Units and Preferred Units held in Trust plus the Units and Preferred Units Beneficially Owned by such beneficiary would not exceed the Ownership Limit if transferred to such beneficiary. Upon the designation of a beneficiary of an interest in the Trust, the corresponding number of Units and Preferred Units in the Trust shall be released to the beneficiary. Notwithstanding the foregoing, prior to any transfer of any interest in the Trust, the Disqualified Holder and the designee must fully complete, duly execute and deliver to the Secretary of the Company all parts of a Transfer Application, which shall be subject to all the provisions of this resolution and of the Agreement and Bylaws to the same extent as if the Disqualified Holder were a Transferor of Membership Interests and the designee were a proposed Transferee.

3.	Any Trust created pursuant to the above provisions shall continue in effect until the earlier of the liquidation or dissolution of the Company in accordance with the terms of the Agreement or the transfer of all Units and Preferred Units out of the Trust in accordance with Paragraph C(2) above.